                                                                Exhibit N(1)(ii)

                               AMENDED SCHEDULE B

                                     TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                       12b-1 DISTRIBUTION AND SERVICE FEES
                           PAID EACH YEAR BY THE FUNDS
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)


FUNDS                                  A       B       C       I       O       Q
-----                                 ---     ---     ---     ---     ---     ---
ING Convertible Fund                  0.35    1.00    1.00    N/A     N/A     0.25
ING Disciplined LargeCap Fund         0.30    1.00    1.00    N/A     N/A     N/A
ING Equity and Bond Fund              0.35    1.00    1.00    N/A     N/A     0.25
ING Financial Services Fund           0.35    1.00    1.00    N/A     0.25    0.25
ING LargeCap Growth Fund              0.35    1.00    1.00    N/A     N/A     0.25
ING LargeCap Value Fund               0.25    1.00    1.00    N/A     N/A     N/A
ING MidCap Opportunities Fund         0.30    1.00    1.00    N/A     N/A     0.25
ING MidCap Value Choice Fund          0.25    1.00    1.00    N/A     N/A     N/A
ING MidCap Value Fund                 0.25    1.00    1.00    N/A     N/A     0.25
ING Principal Protection Fund         0.25    1.00    1.00    N/A     N/A     0.25
ING Principal Protection Fund II      0.25    1.00    1.00    N/A     N/A     0.25
ING Principal Protection Fund III     0.25    1.00    1.00    N/A     N/A     0.25
ING Principal Protection Fund IV      0.25    1.00    1.00    N/A     N/A     0.25
ING Principal Protection Fund V       0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund VI      0.25    1.00    1.00    N/A     N/A     0.25
ING Principal Protection Fund VII     0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund VIII    0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund IX      0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund X       0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund XI      0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund XII     0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund XIII    0.25    1.00    1.00    N/A     N/A     N/A
ING Principal Protection Fund XIV     0.25    1.00    1.00    N/A     N/A     N/A
ING Real Estate Fund                  0.25    1.00    1.00    N/A     0.25    0.25
ING SmallCap Opportunities Fund       0.30    1.00    1.00    N/A     N/A     0.25
ING SmallCap Value Choice Fund        0.25    1.00    1.00    N/A     N/A     N/A
ING SmallCap Value Fund               0.25    1.00    1.00    N/A     N/A     0.25



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